UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2020

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 15, 2020, the Company issued a press release announcing the November 15, 2020 presentation of the Phase 1a/1b clinical trial results for AB-729 in chronic hepatitis B subjects, at The Liver Meeting Digital Experience(TM), The American Association for the Study of Liver Diseases Meeting. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

On November 16, 2020, Arbutus Biopharma Corporation (the "Company") issued a press release announcing positive additional data from the ongoing AB-729 Phase 1a/1b clinical trial results in chronic hepatitis B subjects, for the 60 mg multi-dose cohort, and the first results for the 90 mg single-dose cohort of HBV DNA positive subjects. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Also on November 16, 2020, the Company held a conference call and webcast presentation to discuss the positive results for the additional data for AB-729. A copy of the presentation is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 15, 2020
99.2	Press release dated November 16, 2020
99.3	Presentation dated November 16, 2020
104	Cover page interactive data file (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: November 16, 2020	By:	/s/ David C. Hastings
David C. Hastings
Chief Financial Officer